UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

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Investor Update September 2020Investor Update September 2020

Safe Harbor / Forward Looking Statements Certain statements made in this presentation are forward-looking statements within the meaning of the federal securities laws, including but not limited to those statements related to CoreLogic, Inc.’s (“CoreLogic”, the “Company” or “us”) expected financial results, including in the second half of fiscal year 2020 and fiscal years 2021 and 2022; overall mortgage market volumes; market opportunities; stockholder value creation, repurchases of our shares, our strategic plans or growth strategy, and the near and long-term consequences of the unsolicited proposal we received from Senator Investment Group, LP (“Senator”) and Cannae Holdings, Inc. (“Cannae”) on June 26, 2020 (the “Unsolicited Proposal”). Risks and uncertainties exist that may cause the results to differ materially from those set forth in these forward-looking statements. Factors that could cause the anticipated results to differ from those described in the forward-looking statements include the risks and uncertainties set forth in Part I, Item 1A of our most recent Annual Report on Form 10-K and Part II, Item 1A of our most recent Quarterly Report on Form 10-Q, as such risk factors may be amended, supplemented, or superseded from time to time by other reports we file with the Securities and Exchange Commission (“SEC”). These risks and uncertainties include but are not limited to: any potential developments related to the Unsolicited Proposal; any impact resulting from COVID-19; our ability to protect our information systems against data corruption, cyber-based attacks or network security breaches; limitations on our ability to repurchase our shares; changes in prices at which we are able to repurchase our shares; limitations on access to or increase in prices for data from external sources, including government and public record sources; systems interruptions that may impair the delivery of our products and services; changes in applicable government legislation, regulations and the level of regulatory scrutiny affecting our customers or us, including with respect to consumer financial services and the use of public records and consumer data; difficult conditions in the mortgage and consumer lending industries and the economy generally; risks related to the outsourcing of services and international operations; our ability to realize the anticipated benefits of certain acquisitions and/or divestitures and the timing thereof; impairments in our goodwill or other intangible assets; and our ability to generate sufficient cash to service our debt. The forward-looking statements speak only as of the date they are made. CoreLogic does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward- looking statements are made. Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures This presentation contains certain non-GAAP financial measures, including adjusted EBITDA, adjusted EPS and FCF (or free cash flow), which are provided only as supplemental information. Investors should consider these non-GAAP financial measures only in conjunction with their most directly comparable GAAP financial measures. These non- GAAP measures are not in accordance with, or a substitute for, U.S. GAAP. A reconciliation of non-GAAP measures for historical periods to the most directly comparable GAAP financial measures is included at the end of this presentation. CoreLogic believes that its presentation of these non-GAAP measures provides useful supplemental information to investors and management regarding CoreLogic’s financial condition and results of operations. Adjusted EBITDA is defined as net income from continuing operations adjusted for interest, taxes, depreciation and amortization, share-based compensation, non-operating gains/losses, and other adjustments. Adjusted EPS is defined as diluted income from continuing operations, net of tax per share, adjusted for share-based compensation, amortization of acquisition-related intangibles, non-operating gains/losses, and other adjustments; and assumes an effective tax rate of 26% for 2020. FCF (or free cash flow) is defined as net cash provided by continuing operating activities, less capital expenditures for purchases of property and equipment, capitalized data, and other intangible assets. Other firms may calculate non-GAAP measures differently than CoreLogic, which limits comparability between companies. Because the non-GAAP measures for future periods included herein are forward- looking, CoreLogic is not able to provide a reconciliation, without unreasonable efforts, of such forward-looking guidance to the most directly comparable GAAP financial measure due to the unknown effect, timing, and potential significance of special charges or gains that are material to the comparable GAAP financial measure. ©2020 CoreLogic, Inc. All Rights Reserved. 1Safe Harbor / Forward Looking Statements Certain statements made in this presentation are forward-looking statements within the meaning of the federal securities laws, including but not limited to those statements related to CoreLogic, Inc.’s (“CoreLogic”, the “Company” or “us”) expected financial results, including in the second half of fiscal year 2020 and fiscal years 2021 and 2022; overall mortgage market volumes; market opportunities; stockholder value creation, repurchases of our shares, our strategic plans or growth strategy, and the near and long-term consequences of the unsolicited proposal we received from Senator Investment Group, LP (“Senator”) and Cannae Holdings, Inc. (“Cannae”) on June 26, 2020 (the “Unsolicited Proposal”). Risks and uncertainties exist that may cause the results to differ materially from those set forth in these forward-looking statements. Factors that could cause the anticipated results to differ from those described in the forward-looking statements include the risks and uncertainties set forth in Part I, Item 1A of our most recent Annual Report on Form 10-K and Part II, Item 1A of our most recent Quarterly Report on Form 10-Q, as such risk factors may be amended, supplemented, or superseded from time to time by other reports we file with the Securities and Exchange Commission (“SEC”). These risks and uncertainties include but are not limited to: any potential developments related to the Unsolicited Proposal; any impact resulting from COVID-19; our ability to protect our information systems against data corruption, cyber-based attacks or network security breaches; limitations on our ability to repurchase our shares; changes in prices at which we are able to repurchase our shares; limitations on access to or increase in prices for data from external sources, including government and public record sources; systems interruptions that may impair the delivery of our products and services; changes in applicable government legislation, regulations and the level of regulatory scrutiny affecting our customers or us, including with respect to consumer financial services and the use of public records and consumer data; difficult conditions in the mortgage and consumer lending industries and the economy generally; risks related to the outsourcing of services and international operations; our ability to realize the anticipated benefits of certain acquisitions and/or divestitures and the timing thereof; impairments in our goodwill or other intangible assets; and our ability to generate sufficient cash to service our debt. The forward-looking statements speak only as of the date they are made. CoreLogic does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward- looking statements are made. Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures This presentation contains certain non-GAAP financial measures, including adjusted EBITDA, adjusted EPS and FCF (or free cash flow), which are provided only as supplemental information. Investors should consider these non-GAAP financial measures only in conjunction with their most directly comparable GAAP financial measures. These non- GAAP measures are not in accordance with, or a substitute for, U.S. GAAP. A reconciliation of non-GAAP measures for historical periods to the most directly comparable GAAP financial measures is included at the end of this presentation. CoreLogic believes that its presentation of these non-GAAP measures provides useful supplemental information to investors and management regarding CoreLogic’s financial condition and results of operations. Adjusted EBITDA is defined as net income from continuing operations adjusted for interest, taxes, depreciation and amortization, share-based compensation, non-operating gains/losses, and other adjustments. Adjusted EPS is defined as diluted income from continuing operations, net of tax per share, adjusted for share-based compensation, amortization of acquisition-related intangibles, non-operating gains/losses, and other adjustments; and assumes an effective tax rate of 26% for 2020. FCF (or free cash flow) is defined as net cash provided by continuing operating activities, less capital expenditures for purchases of property and equipment, capitalized data, and other intangible assets. Other firms may calculate non-GAAP measures differently than CoreLogic, which limits comparability between companies. Because the non-GAAP measures for future periods included herein are forward- looking, CoreLogic is not able to provide a reconciliation, without unreasonable efforts, of such forward-looking guidance to the most directly comparable GAAP financial measure due to the unknown effect, timing, and potential significance of special charges or gains that are material to the comparable GAAP financial measure. ©2020 CoreLogic, Inc. All Rights Reserved. 1

CoreLogic

Our Board has Determined That Senator/Cannae's Proposal Is Not in Shareholders' Best Interests

CoreLogic is a leading information services company delivering its strongest year ever in 2020, with line-of-sight to continued growth and profitability which should merit further valuation enhancements

- In 2020, our best year ever, we expect to deliver revenue growth of 14%[1], adjusted EBITDA[2] growth of 25%[1] and ~300bps of adjusted EBITDA[2] margin expansion to 32%[1]
- In 2021, 2022 and beyond we expect ~5% organic growth, further margin expansion and continued shift in business mix beyond mortgage-dependent revenue
- As additional quarters bear out the durability of our transformation, we expect the market will rerate our multiple to become more in line with the multiples of other leading information services providers

Our Board believes Senator/Cannae's proposal, by ignoring CoreLogic's transformation, demonstrably robust earnings power, increased 2020 guidance and strong multi-year outlook, significantly undervalues CoreLogic

- Simply applying Senator/Cannae's initial proposed 13.4x multiple to our increased 2020 adjusted EBITDA[2] guidance implies a value in the ~$83 - ~$85 range
- At our forward multiple of ~11.3x, just before Senator / Cannae publicly announced their proposal, the implied stock price based on our current FY 2020 guidance results in a price in the ~$67 - ~$69 range — without giving effect to any takeover premium, our increased long-term growth and margins or our significant share repurchase commitment
- Accounting for our strong growth prospects, which are not reliant on mortgage cyclicality (~95% recurring revenue), should merit further valuation enhancements
- Research analysts have noted our potential for near-term multiple expansion – the lowest multiple among peers is 15.8x[3], and recent deals in the sector further justify a higher multiple

CoreLogic's Board is highly qualified to evaluate all strategic alternatives, including this proposal

Unlike CoreLogic's Board – which is committed to delivering value to shareholders by considering all viable pathways – it is our view that Senator/Cannae's nominees, who were hand-picked by the group attempting to buy CoreLogic for the lowest possible price, lack the experience to evaluate all strategic alternatives

PROTECT THE VALUE OF YOUR INVESTMENT – A VOTE AGAINST REMOVAL OF THE CORELOGIC DIRECTORS IS IN YOUR BEST INTERESTS

1. 2020 forecast based on midpoint of guidance ranges; forecasts exclude impact of planned divestitures of existing businesses; 2019 adjusted to exclude impact of previously announced business exits (AMC transformation and exit of non-core units), which have no 2020 counterpart
2. For the definition of adjusted EBITDA, see "Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures" on page 1
3. FactSet as of 9/18/20; based on consensus estimates; 2019 revenue adjusted to exclude impact of previously announced business exits (AMC transformation and exit of non core units); peers include CoStar, Dun & Bradstreet, Equifax, Experian, Fair Isaac, IHS Markit, RELX, Thomson Reuters, TransUnion, Verisk, Wolters Kluwer; lowest multiple of 15.8x based on Wolters Kluwer

©2020 CoreLogic, Inc. All Rights Reserved.

2

CoreLogic – Delivering Near-Term and Long-Term Value Creation

Stable Revenue Base with Reduced Cyclicality

Increasing Non-Mortgage Revenue Mix



Single Digits
~35%
~40%
~45%(1)
~50%(1)
2011
2018
Today
FY 2021PF
FY 2022PF



~95% Recurring Revenue

Sustainable Growth

Consistent Track Record of Growth

- 6% Revenue CAGR[2]
- 11% Adjusted EBITDA[3] CAGR[2]
- 22% Adjusted EPS[4] CAGR[2]

FY 2011 – FY 2020E

Visibility Into Continued Growth

- New Business Wins
- Share Gains
- New Products and Solutions

Mid to High-Single Digit Revenue Growth

Expanding Margins



~22%
~35%(1)
2011
FY 2020PF

Additional ~40bps annual margin expansion expected

Strong Capital Return

$2bn+ of capital returned from 2011 through the end of 2020[5]

$1bn repurchase plan announced in Q2 2020

50% dividend increase in Q2 2020

55-65% free cash flow conversion over the last five years

1. Pro forma for the planned divestitures; for illustrative purposes only
2. From FY 2011 – FY 2020E; based on midpoint of FY 2020 Guidance; does not reflect impact of announced divestitures or $1bn share repurchase program
3. For the definition of adjusted EBITDA, see "Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures" on page 1
4. For the definition of adjusted EPS, see "Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures" on page 1; assumes an effective tax rate of 26% for 2020
5. Includes $500mm planned share repurchases during 2H 2020

©2020 CoreLogic, Inc. All Rights Reserved.

3

CoreLogic

Any Way You Look At It, $66 Undervalues CoreLogic

	Metric	Multiple	Implication[1]
No Premium to Historical Trading Multiple	**$615 - $630** *2020 adjusted EBITDA[2] Guidance*	**~11.3x** *Pre-Offer 2020 adjusted EBITDA[2] Multiple[3]*	**~$67 - ~$69**
Initial Proposal Multiple Implies Much Higher Price	**$615 - $630** *2020 adjusted EBITDA[2] Guidance*	**~13.4x** *Implied 2020 adjusted EBITDA[2] Multiple[4] of hostile proposal*	**~$83 - ~$85**
Ignores Significant Upside From Multiple Expansion	**$615 - $630** *2020 adjusted EBITDA[2] Guidance*	**~15.8x** *Lowest Info Services Multiple[5]*	**~$101 - ~$104**

Senator / Cannae's proposal does not factor in our sustainable financial profile improvement and the anticipated resulting valuation multiple re-rating over time

Source: FactSet (9/18/20), Company filings

1. For illustrative purposes
2. For the definition of adjusted EBITDA, see "Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures" on page 1
3. Trading multiple based on midpoint of 2020 guidance at the time immediately prior to the launch of the hostile proposal
4. Multiple implied by Senator / Cannae's initial $65/share proposal and 2020E Management guidance midpoint adjusted EBITDA (~$513m) at the time immediately prior to the launch of the hostile proposal
5. Peer group consists of CoStar, Dun & Bradstreet, Equifax, Experian, Fair Isaac, IHS Markit, RELX, Thomson Reuters, TransUnion, Verisk and Wolters Kluwer; lowest multiple of 15.8x based on Wolters Kluwer; see page 22 for additional details

©2020 CoreLogic, Inc. All Rights Reserved.

4

Discussion Topics for Today's Meeting

1. CoreLogic – The Information Currency for the Residential Property Ecosystem

2. We Believe CoreLogic is Well-Positioned to Further Generate Significant Shareholder Value Upside

3. Our Board has Determined That Senator/Cannae's Proposal Materially Undervalues CoreLogic and Raises Serious Regulatory Concerns

4. We Have Assembled A Fit-For-Purpose Board To Oversee Our Continued Execution and Evaluate All Pathways to Value

©2020 CoreLogic, Inc. All Rights Reserved.

5

CoreLogic – The Information Currency for the Residential Property EcosystemCoreLogic – The Information Currency for the Residential Property Ecosystem

CoreLogic Today

Global Leader in Residential Property Data, Analytics and Data-Enabled Services

2020 By the Numbers

$1.93 billion	~5,000	9	Irvine, CA	7 of 10	$623m
Revenue Guidance[1]	Employees	Countries	Headquarters	U.S. Mortgages Underwritten Using CoreLogic	Adjusted EBITDA Guidance[1] [2]

Business Overview

Business Overview			Market Leader
Property Intelligence & Risk Management	Property Insights	▪ Solutions to find the right property	✓
	Insurance & Spatial	▪ Solutions to help protect property ▪ Weather and climate modelling	✓
Underwriting & Workflow Solutions	Property Tax Solutions	▪ Provides property tax monitoring, reporting and outsourcing	✓
	Credit Solutions	▪ Mortgage and auto credit solutions	✓
	Valuation Solutions	▪ Platform and appraisal management services	✓
	Flood Services	▪ Leading supplier of flood data and compliance services	✓

1. Based on midpoint of FY 2020 guidance; excludes the impact of potential divestitures of existing businesses
2. For the definition of adjusted EBITDA, see "Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures" on page 1

©2020 CoreLogic, Inc. All Rights Reserved.

6

CoreLogic

CoreLogic Is a Story of Successful Transformation…

Establish an Independent, Scalable Market Leader

2010 – 2015

- **Spin-off** of First American Financial
- Integrated **data repositories** and **private cloud tech stack**
- Executed **significant divestitures** and **portfolio rationalization** (30+% of revenue)
- Implemented **significant cost optimization** programs (~$150 million annualized)
- **Repurchased** 35 million shares

Extend Market Leadership, Invest for Growth While Driving Margin Expansion

2016 – 2019

- Built out leading **collateral valuations** platform
- Launched transition of tech stack to **Google Cloud Platform**
- Expanded **non-mortgage business** from ~30% to ~40%
- Bolstered **go-to-market** organization
- **Exited additional legacy non-core units** (~$100 million revenue)
- **Reduced costs** by $25+ million/year, achieving ~13%(1) operating margin and ~30%(1) adjusted EBITDA(2) margin ahead of plan
- **Repurchased** 14 million shares and initiated **dividend** program

1. As of Q4 2019
2. For the definition of adjusted EBITDA, see "Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures" on page 1

©2020 CoreLogic, Inc. All Rights Reserved.

7

CoreLogic

…and the Company Is at a Compelling Inflection Point

"Step on the Gas" (Accelerate Growth and Margin Expansion)

2020…	…and Beyond
▪ **Record financial results** – YTD and projected full year ▪ **1H margins above 30%** with 65+% FCF[1] conversion ▪ **"Mega" wins**[2] in PIRM and UWS support sustainable **accelerating growth** ▪ Further **diversification** toward non-mortgage revenue	We expect: ▪ Sustainable **mid to high single-digit growth** on heels of "mega" wins and product innovations to help Find, Buy & Protect homes ▪ Integrated **cloud-based technology and digital data platform** will support organic and inorganic growth at scale ▪ **Macro tailwinds** in massive addressable mortgage and non-mortgage market ▪ Significant platform investments in "rear-view" resulting in **additional operating leverage** (35+% long-term margin target)

1. For the definition of free cash flow, see "Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures" on page 1
2. We define "mega" wins as contracts in excess of one year in duration and greater than $10 million in total revenue

©2020 CoreLogic, Inc. All Rights Reserved.

8

Diversification Strategy To Accelerate Growth Next Phase of Strategic Transformation to Drive Value Creation Strong Progress on Building Out Our Non- …Positions CoreLogic to Target Large New Mortgage Footprint… Addressable Markets Non-Mortgage Revenue Mix ~50% ~45% ~40% ~35% (1) (1) 2018 Today 2021PF 2022PF Mortgage ~$40B Recent TAM-Expanding Investments Commercial Property Real Estate Tech P&C Insurance ü Insurance and International Workflow Tax Processing Authentication Solutions Claims Platform revenue expected to achieve high- single-digit organic growth in 2H 2020 and beyond Geospatial Data & UK based Valuation Real Estate Analytics Workflow Platform Marketing Solutions Solutions Source: Company filings Note: Mortgage TAM represents U.S. mortgage TAM; Non-Mortgage TAM represents U.S. non-mortgage and international mortgage TAM 1. Pro forma for the planned divestitures as if consummated on 12/31/20 for illustrative purposes only ©2020 CoreLogic, Inc. All Rights Reserved. 9Diversification Strategy To Accelerate Growth Next Phase of Strategic Transformation to Drive Value Creation Strong Progress on Building Out Our Non- …Positions CoreLogic to Target Large New Mortgage Footprint… Addressable Markets Non-Mortgage Revenue Mix ~50% ~45% ~40% ~35% (1) (1) 2018 Today 2021PF 2022PF Mortgage ~$40B Recent TAM-Expanding Investments Commercial Property Real Estate Tech P&C Insurance ü Insurance and International Workflow Tax Processing Authentication Solutions Claims Platform revenue expected to achieve high- single-digit organic growth in 2H 2020 and beyond Geospatial Data & UK based Valuation Real Estate Analytics Workflow Platform Marketing Solutions Solutions Source: Company filings Note: Mortgage TAM represents U.S. mortgage TAM; Non-Mortgage TAM represents U.S. non-mortgage and international mortgage TAM 1. Pro forma for the planned divestitures as if consummated on 12/31/20 for illustrative purposes only ©2020 CoreLogic, Inc. All Rights Reserved. 9

We Believe CoreLogic Is Well-Positioned to Further Generate Significant Shareholder Value UpsideWe Believe CoreLogic Is Well-Positioned to Further Generate Significant Shareholder Value Upside

CoreLogic

CoreLogic Has A Track Record of Operational Excellence and Delivering Results

Operating Performance Enhancements
FY 2011 – FY 2020E[1]

Metric	Result
Revenue	**6% CAGR**
Adjusted EBITDA[2]	**11% CAGR**
Adjusted EPS[3]	**22% CAGR**
Adjusted EBITDA[2] Margin	**~990bps**

Since Issuing Adjusted EBITDA[2] Guidance, CoreLogic Has Met or Beat in Every Quarter

Year	Quarter	Met / Beat
2020	Q2	✓
	Q1	✓
2019	Q4	✓
	Q3	✓
	Q2	✓
	Q1	✓
2018	Q4	✓
	Q3	✓
	Q2	✓
	Q1	✓
2017	Q4	✓
	Q3	✓

1. Based on midpoint of FY 2020 guidance; does not reflect impact of announced divestitures or $1 billion share repurchase program
2. For the definition of adjusted EBITDA, see "Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures" on page 1
3. For the definition of adjusted EPS see "Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures" on page 1; assumes an effective tax rate of 26% for 2020

©2020 CoreLogic, Inc. All Rights Reserved.

10

CoreLogic

2020 Record Results Validate Transformation and Investments

($ in millions)	FY 2020E	YoY Growth (%)
Revenue	$1,920 - $1,945	14%
Adjusted EBITDA[1]	$615 - $630	25%
Adjusted EBITDA[1] Margin	~32%	~300bps
Share Repurchases[2]	~$500	477%

We raised our FY 2020 guidance three times based on accelerating momentum and significant business visibility

Note: 2020 figures exclude the impact of potential divestitures of existing businesses; growth rates based on midpoint of guidance
Note: 2019 revenue and margin figures include a ~$70 million revenue adjustment attributable to the completion of the previously announced AMC transformation program and exit of non-core default technology operations, which have no 2020 counterpart

1. For the definition of adjusted EBITDA, see "Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures" on page 1
2. Based on the Company's announced intention

©2020 CoreLogic, Inc. All Rights Reserved.

11

CoreLogic

Our Forecast for 2021 and Beyond is Even More Compelling

1. **Demonstrable accelerating growth**
2. **Clear line-of-sight to deliver 2021 forecast**
3. **Current macro backdrop expected to provide a significant tailwind to our mortgage business**
4. **Highly recurring and high quality revenue**

($ in millions)	FY 2021	Longer-Term
Target Revenue	**$1,965-2,010**	**Mid to Upper Single Digit Growth**
Target Adjusted EBITDA[1] *Target Adjusted EBITDA[1] Margin*	**$635-660** *32-33%*	**~35%+** *Margin Target*
Key Assumptions	• Organic growth of at least 5% • COVID recovery • Mortgage originations -10-15%	

Note: Forecasts exclude impact of potential divestitures of existing businesses

1. For the definition of adjusted EBITDA, see "Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures" on page 1

©2020 CoreLogic, Inc. All Rights Reserved.

12

CoreLogic

1 Demonstrably Accelerating Growth

- ✓ Trending towards 5% organic growth in 2020, consistent with forecasted growth rates in 2021 and 2022
- ✓ Significant broad-based market share gains secured across mortgage and non-mortgage
- ✓ Expanded client solutions and new product revenue growth in core mortgage, and real estate verticals
- ✓ Strategic "Mega" wins[2] in Insurance & Spatial and Mortgage



YoY Revenue Growth(1)
12%
14%
15%
4Q 19
1Q 20
2Q 20

1. Total growth rates are pro forma for previously announced AMC transformation program, exit of non-core default technology operations, and impact of COVID-19
2. We define "Mega" wins as contracts in excess of one year in duration and greater than $10 million in total revenue

©2020 CoreLogic, Inc. All Rights Reserved.

13

2 Clear Line-of-Sight to Deliver 2021 Forecast Despite Expected Mortgage Contraction ($ in millions) ~3% ~5% / Overall Organic Growth Growth $95 - $100 $1,965 - $2,010 $30 - $35 $1,920 - $1,945 ($80) - ($70) Majority of expected COVID Over 60% of impact not 2021 growth 10-15% directly tied to target secured by contraction in 2020 YTD U.S. mortgage U.S. mortgage contract wins volume market expected in 2021 2020 Revenue Expected U.S. Mortgage Organic 2021 Revenue Guidance COVID Recovery Market Growth Guidance ©2020 CoreLogic, Inc. All Rights Reserved. 142 Clear Line-of-Sight to Deliver 2021 Forecast Despite Expected Mortgage Contraction ($ in millions) ~3% ~5% / Overall Organic Growth Growth $95 - $100 $1,965 - $2,010 $30 - $35 $1,920 - $1,945 ($80) - ($70) Majority of expected COVID Over 60% of impact not 2021 growth 10-15% directly tied to target secured by contraction in 2020 YTD U.S. mortgage U.S. mortgage contract wins volume market expected in 2021 2020 Revenue Expected U.S. Mortgage Organic 2021 Revenue Guidance COVID Recovery Market Growth Guidance ©2020 CoreLogic, Inc. All Rights Reserved. 14

3 Current Macro Backdrop Expected to Provide a Significant Tailwind to Our Mortgage Business Mortgage Rates Are at Historic Lows... ...Which has Fueled Record Mortgage Activity... 30-yr Fixed-Rate Mortgage Monthly Closed Title Orders (thousands) 6% 120 4% 80 99 4.0% 67 2.9% 2% 40 0% 0 Dec-17 Jun-18 Jan-19 Jul-19 Feb-20 Sep-20 Dec-17 Jun-18 Nov-18 Apr-19 Sep-19 Feb-20 Jul-20 ...and There is a Historically High Backlog of Mortgage Refinancing Candidates That Should Provide Years of Demand “While the housing market undoubtedly has felt the effects of Refinance Candidates (millions) COVID-19, we are encouraged by recent homebuyer demand as 20 well as mortgage rates that should remain at record lows for the foreseeable future” 16 (1) - Sam Khater, Chief Economist, Freddie Mac (Jun 2020) 12 “…we believe the further reduction of mortgage rates, persistently 8 low levels of supply, and strong buyer sentiment compared to seller sentiment should continue to provide support to home prices and 4 new construction…We also expect the extremely low mortgage rate environment to contribute to historically high levels of refinancing 0 activity as household balance sheets and incomes improve” Sep-19 Nov-19 Dec-19 Feb-20 Mar-20 May-20 Jul-20 Aug-20 (1) - Doug Duncan, Chief Economist, Fannie Mae (Jun 2020) Source: Freddie Mac, First American Financial, Black Knight Mortgage Monitor (July 2020) 1. Permission to use quotes neither sought nor obtained ©2020 CoreLogic, Inc. All Rights Reserved. 153 Current Macro Backdrop Expected to Provide a Significant Tailwind to Our Mortgage Business Mortgage Rates Are at Historic Lows... ...Which has Fueled Record Mortgage Activity... 30-yr Fixed-Rate Mortgage Monthly Closed Title Orders (thousands) 6% 120 4% 80 99 4.0% 67 2.9% 2% 40 0% 0 Dec-17 Jun-18 Jan-19 Jul-19 Feb-20 Sep-20 Dec-17 Jun-18 Nov-18 Apr-19 Sep-19 Feb-20 Jul-20 ...and There is a Historically High Backlog of Mortgage Refinancing Candidates That Should Provide Years of Demand “While the housing market undoubtedly has felt the effects of Refinance Candidates (millions) COVID-19, we are encouraged by recent homebuyer demand as 20 well as mortgage rates that should remain at record lows for the foreseeable future” 16 (1) - Sam Khater, Chief Economist, Freddie Mac (Jun 2020) 12 “…we believe the further reduction of mortgage rates, persistently 8 low levels of supply, and strong buyer sentiment compared to seller sentiment should continue to provide support to home prices and 4 new construction…We also expect the extremely low mortgage rate environment to contribute to historically high levels of refinancing 0 activity as household balance sheets and incomes improve” Sep-19 Nov-19 Dec-19 Feb-20 Mar-20 May-20 Jul-20 Aug-20 (1) - Doug Duncan, Chief Economist, Fannie Mae (Jun 2020) Source: Freddie Mac, First American Financial, Black Knight Mortgage Monitor (July 2020) 1. Permission to use quotes neither sought nor obtained ©2020 CoreLogic, Inc. All Rights Reserved. 15

Highly Recurring Revenue Buffers Us From Mortgage Cyclicality, Increasing Visibility Into Our Outlook

4

~95% of Revenue[1] is Recurring



5% Non-recurring
40% Recurring variable
55% Recurring fixed

- ✓ **Long-term customer relationships with exceptionally high renewal rates underpin our recurring revenue:**
  - ✓ Our data is deeply embedded in the workflows of our customers
  - ✓ Recurring revenue principally comprised of single- or multi-year arrangements, often with auto-renewal provisions
  - ✓ Variable recurring revenues are those arrangements tied to the units of volume, transactional services or reports consumed by our clients
- ✓ **Non-recurring products and services complement our recurring business in strengthening our customer relationships**

1. Represents revenue mix post-divestitures

©2020 CoreLogic, Inc. All Rights Reserved.

16

4 Strong Cash Flow + High Visibility in Business Growth = Increased Capital Return

- ✓ Achieved 55-65% free cash flow[1] conversion over last 5 years
- ✓ Recently increased quarterly dividend by 50%
- ✓ Share repurchase expected to be $500 million in FY 2020, $300 million in FY 2021 and $200 million in FY 2022
- ✓ Robust free cash flow[1] enables leverage to remain <3.5x while executing substantial repurchase program

Total Capital Returned ($ in millions)



Prior Cumulative
Periodic
Projected
207
433
674
766
863
1,058
1,265
1,374
1,461
~595(2)
~2,056
~393(3)
~2,449
~289(4)
~2,738
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020E
2021E
2022E

1. For the definition of free cash flow, see "Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures" on page 1
2. Assumes $44m of completed share repurchases and dividends in 1H 2020 and ~$551m of forecasted share repurchases (~$500m) and dividends (~$51m) in H2 2020
3. Assumes ~$300m of forecasted share repurchases and ~$93m of dividends in 2021
4. Assumes ~$200m of forecasted share repurchases and ~$89m of dividends in 2022

©2020 CoreLogic, Inc. All Rights Reserved.

17

4 We Expect Our Planned Divestitures to Increase Non-Mortgage Mix And Expand Margins

- **Two divestiture processes underway: Tenant Screening and Credit Solutions businesses**
  - Advisors retained to conduct sale process
- **We expect divestitures to enhance our financial profile and business mix and improve our margins**
  - Accelerate towards a more highly recurring and high quality revenue mix
  - 2020 adjusted EBITDA[1] margin would be ~35% (pro forma for divestitures)
  - Reduce cyclicality by divesting businesses with high mortgage market sensitivity



Non-Mortgage Forecast: % ’21 Revenue
~40%
~45%
Today
Pro Forma(3)
Adjusted EBITDA(1) Margin
30%: 2020 adjusted EBITDA(1) margin commitment
28%
~9%: 2019 operating margin
~32% (2)
~35%
2019
2020E
2020E Pro Forma(3)

1. For the definition of adjusted EBITDA, see "Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures" on page 1
2. Based on adjusted EBITDA guidance as of 9/22/2020
3. Pro forma for the planned divestitures as if consummated on 12/31/19 for illustrative purposes only

©2020 CoreLogic, Inc. All Rights Reserved.

18

Sell-Side Research Has Been Highly Supportive of CoreLogic's Performance and Outlook

SunTrust	*"We reiterate our Buy and lift our **PT to $80** (12.9x C21E EBITDA). We argue **CLGX is undervalued, owing to strong FCF and improving non-Mortgage fundamentals**. While the company is tied to [mortgage] volumes - and a debate will likely continue around long-term guidance – we contend new non-Mortgage wins will boost organic revenue growth and valuation. **CLGX trades at just 11.3x C21E EBITDA. This compares with Info Services peers trading at ~22x. We expect 1-3x multiple expansion as organic revenue growth approaches 5% and EBITDA margin reaches 35%.**"* -JULY 23, 2020[1]
Wolfe Research	*"We roll forward our PT from YE20 to YE21 and **apply ~12x-13x EV/EBITDA multiple on our 2022 adj. EBITDA of $626mm** (~$15mm below guidance midpoint), resulting in a **$76 PT**. Over the upcoming quarters we will watch for evidence of organic growth and see **potential for a higher multiple** if organic/non-origination driven acceleration and/or market share traction is demonstrated."* -JULY 24, 2020[1]
Barclays	*"If CLGX is able to meet the high end of its 2021 revenue/EBITDA guidance, **the stock could trade at a 1x premium to our 12x base case multiple and trade to $82/share.**"* -JULY 24, 2020[1]
Zelman Associates	*"The company appears **poised for significant operational, strategic and/or financial changes that should benefit shareholders** one way or another, which we view as important for justifying the company's recent step-up in valuation."* -JULY 24, 2020[1]
Stephens	*"Even if the bid comes up empty, **we do believe that CLGX will be better off as a company when the dust settles no matter the outcome as management has already put into motion several value creation drivers** (strategy in place/tied to multiyear financial targets, cleaning up the core with necessary divestitures, turbo-charging innovation, more generous capital returns, etc.) all of which should have positive and lasting LT effects."* -JULY 24, 2020[1]
Dowling & Partners	*"As a result of the company's higher revenue base and stronger margin prospects, we have **increased our multiple assessments of its operations and are now estimating a fair value EV/EBITDA multiple of 12x+**. Based on these multiples and our 2021 estimates, we are projecting a 12-month forward fair value of $68.50 - $70.50/shr, with the bottom end of this range in line with current trading levels."* -JULY 29, 2020[1]

1. Permission to use quotes neither sought nor obtained

©2020 CoreLogic, Inc. All Rights Reserved.

19

Our Board has Determined That Senator/Cannae’s Proposal Materially Undervalues CoreLogic and Raises Serious Regulatory ConcernsOur Board has Determined That Senator/Cannae’s Proposal Materially Undervalues CoreLogic and Raises Serious Regulatory Concerns

CoreLogic

Senator/Cannae's $66 Per Share Proposal Implies No Premium

- **Our strong performance to date would have already moved our share price significantly higher**
  - At our forward multiple of ~11.3x, just before Senator/Cannae publicly announced their proposal, the implied stock price based on our current 2020 adjusted EBITDA[1] guidance would now be in the ~$67 - ~$69 range
- **Even if Senator/Cannae's proposed multiple were appropriate, it should justify a much higher price**
  - The initial offer was made at ~13.4x our previous FY 2020 guidance; applying that same multiple to our updated FY 2020 guidance would suggest an "initial" offer in the ~$83 - ~$85 range
- **Senator/Cannae are asking shareholders to ignore CoreLogic's transformation into a higher-growth, higher-margin, less mortgage-dependent business now poised for multiple expansion**
  - CoreLogic has higher 2019 – 2022E revenue growth and comparable adjusted EBITDA[1] margins to our information services peer set[2], but we trade at more than a 4x discount to the lowest multiple amongst our information services peers (15.8x)[2] and a ~11x discount to the median multiple of our peers (~22x)[2]
  - Recent transactions in the sector have occurred at significantly higher multiples (~23x for Ellie Mae, ~30x for Optimal Blue)[3]
  - Each 1x of multiple expansion would add ~$7-8/share to our value, before any discussion of appropriate takeover premium[4]
- **Cannae has used this sleight-of-hand to its advantage before**
  - In 2019 it acquired Dun & Bradstreet at, in our view, a low price, implemented aggressive short-term cost cuts, and captured the multiple arbitrage for itself at the expense of the D&B's public shareholders
- **Our revenue trajectory and margin profile, as research analysts have noted, are consistent with publicly-traded information service providers:**

SunTrust

*"We argue CLGX is undervalued, owing to strong FCF and improving non-Mortgage fundamentals… we expect **1-3x multiple expansion as organic revenue growth approaches 5% and EBITDA margin reaches 35%.**"*

-JULY 23, 2020[5]

Senator/Cannae bought over 2 million CLGX shares on June 26, after making their proposal, at prices as high as $68.27, making it clear they must believe our shares to be worth more than $66

1. For the definition of adjusted EBITDA, see "Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures" on page 1
2. FactSet as of 9/18/20; Based on consensus estimates; 2019 revenue adjusted to exclude impact of previously announced business exits (AMC transformation and exit of non core units); peers include CoStar, Dun & Bradstreet, Equifax, Experian, Fair Isaac, IHS Markit, RELX, Thomson Reuters, TransUnion, Verisk, Wolters Kluwer; lowest multiple of 15.8x based on Wolters Kluwer
3. http://public.viavid.com/player/index.php?id=140856; https://s2.q4cdn.com/154085107/files/doc_presentations/2020/ICE_Ellie-Mae_Transaction_vF2.pdf
4. For example, at $67.34 (the closing stock price on September 18, 2020), CoreLogic has a total enterprise value ("TEV") of approximately $7.0 billion, which represents an 11.2x TEV / FY 2020 estimated adjusted EBITDA multiple; increasing this multiple to 12.2x would imply a share price of $74.96 - an increase of $7.62 - holding other assumptions constant
5. Permission to use quotes neither sought nor obtained

©2020 CoreLogic, Inc. All Rights Reserved.

20

CoreLogic

Why CoreLogic Is Poised for Multiple Re-Rating

CoreLogic Exhibits All the Hallmarks of Leading Information Services Providers Trading at Significantly Higher Multiples

Leadership Position in a Large and Growing Market	✓	**#1 property data provider to a ~$34 trillion market[1]. Long-term customer relationships with exceptionally high renewal rates**
Scale Economies and Resilient Business Model	✓	***The* industry information currency deeply embedded in client workflows**
Recurring and Growing Revenue	✓	**Mid to upper single-digit growth with ~95% recurring revenue and approaching ~50% non-mortgage**
Must-Have Data & Insights	✓	**~35% pro forma adjusted EBITDA[2] margin with visibility into continued margin expansion**

1. Zillow estimate for the 2019 total U.S. housing market
2. For the definition of adjusted EBITDA, see "Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures" on page 1

©2020 CoreLogic, Inc. All Rights Reserved.

21

Comparable Companies with Similar Growth and Margin Profiles Trade at Much Higher Multiples...

2019A – 2022E Revenue CAGR


CoreLogic:(2) 6%
Info Svcs Median: 5%
13%
7%
6%
6%
5%
5%
3%
3%
2%
2%
2%
CSGP(3)
FICO(4)
EFX
VRSK
TRU
EXPN
INFO(4)
TRI
DNB
REL
WKL

2020E Adjusted EBITDA(1) Margin


CoreLogic PF:(5) ~35%
Info Svcs Median: 35%
49%
43%
41%
38%
35%
35%
34%
34%
32%
32%
30%
VRSK
INFO
DNB
TRU
EFX
REL
EXPN
FICO
TRI
CSGP
WKL

TEV / 2020E Adjusted EBITDA(1) Multiple Summary


CoreLogic:(6) 11.2x
Info Svcs Median: 21.7x
54.6x
33.1x
24.1x
23.2x
21.8x
21.7x
20.2x
19.0x
16.5x
16.3x
15.8x
CSGP
FICO
VRSK
EXPN
TRI
DNB
INFO
TRU
EFX
REL
WKL

Source: FactSet (9/18/20), Company filings

Note: CSGP = CoStar, DNB = Dun & Bradstreet, EFX = Equifax, EXPN = Experian, FICO = Fair Isaac, INFO = IHS Markit, REL = RELX, TRI = Thomson Reuters, TRU = TransUnion, VRSK = Verisk, WKL = Wolters Kluwer

1. For the definition of adjusted EBITDA, see "Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures" on page 1
2. 2019A revenue includes a ~$70m adjustment related to the completion of the AMC transformation program and exit of non-core default technology operations. 2022E revenue reflects the midpoint of Management guidance ($2,020m)
3. Pro forma for acquisitions of STR and Ten-X Commercial
4. Reflects fiscal year 2020E – 2022E revenue CAGR. All other metrics reflect calendar year-end financials
5. Reflects CoreLogic pro forma for planned divestitures if consummated on 12/31/19 for illustrative purposes only
6. Adjusted EBITDA based on the midpoint of 2020 guidance

©2020 CoreLogic, Inc. All Rights Reserved.

22

...Implying a Value Significantly Above Senator / Cannae's Proposal

CoreLogic

Reference Multiples

Initial Senator / Cannae Proposal Multiple: ~13.4x[2]

Pre-Proposal Trading Multiple: ~11.3x[3]



Illustrative Value Expansion Opportunity For Current Shareholders Over Time
Implied CoreLogic Share Price(1)
~$84
~$68
$66
~$66
~$67
~$74
~$81
~$89
~$96
$135+
Senator/Cannae Proposal Price
11.0x
11.2x
12.0x
13.0x
14.0x
~15.0x - 20.0x+

- Illustrative 2020E Trading Multiples
- CoreLogic 2020E Adjusted EBITDA[4] Multiple
- Illustrative Info Services Multiples[5]

Current info services multiples demonstrate the tremendous re-rating opportunity as CoreLogic delivers on its plan

Source: FactSet (9/18/20), Company filings

1. Based on 2020E Management guidance midpoint adjusted EBITDA ($623m)
2. Multiple implied by Senator / Cannae's initial $65/share proposal and 2020E Management guidance midpoint adjusted EBITDA (~$513m) at the time immediately prior to the launch of the hostile proposal
3. Reflects CoreLogic's trading multiple based on 2020E Management guidance midpoint adjusted EBITDA (~$513m) at the time immediately prior to the launch of the hostile proposal
4. For the definition of adjusted EBITDA, see "Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures" on page 1
5. Illustrative multiple range and implied prices based on the multiples of info services companies included on page 22 and CoreLogic's 2020E adjusted EBITDA

©2020 CoreLogic, Inc. All Rights Reserved.

23

CoreLogic

Our Board Determined Senator/Cannae's Proposal Has Significant Regulatory and Completion Risk

- **Neither regulators nor market participants are buying Senator/Cannae's cavalier disregard for what our highly-qualified and independent Board has determined to be significant antitrust issues embedded in their proposal**
  - The FTC has issued a subpoena and civil investigative demand to CoreLogic and opened an investigation into the potential transaction without prompting by us
  - We believe Senator/Cannae (and possibly other "Foley Network"[1] companies) have received similar subpoenas (based on FTC practice and statements in the subpoena and civil investigative demand received by CoreLogic), but they have not made any related disclosures
  - Interestingly, Cannae has not submitted an HSR filing to acquire CoreLogic
- **Bill Foley has personally experienced, but isn't acknowledging to CoreLogic shareholders, the adverse impact on target shareholders of failing to obtain regulatory approval**
  - Fidelity National's proposed acquisition of Stewart Information Services was abandoned immediately after the FTC sued to block the acquisition on competition grounds
  - In the aftermath, Stewart's stock was substantially damaged, losing 21% of its value (in an up market) from announcement in March 2018 to termination of the deal in September 2019
- **The links and influence among the "Foley Network"[1] that raise regulatory concerns were also recently raised by the City of Miami General Employees and Sanitation Employees Retirement Trust when they filed a lawsuit[2] on August 7, 2020 accusing Foley of operating a "veritable spider's web of inter-related corporate entities" through which he has "skimmed millions of dollars for his own benefit."[3]**
- **Senator/Cannae have refused to provide detail about their committed sources of equity**

CoStar's CEO Acknowledged the Anti-Trust Issues on an Earnings Call:

CoStar Group

"I had thought we were aggressive in acquiring Ten-X in a friendly deal during a lockdown. ***But I must say that even leaving aside the clear antitrust issues, Foley has one-upped us with the aggressiveness of seeking to operate a company acquired in a hostile takeover in the midst of a pandemic."***

-ANDREW FLORANCE, COSTAR GROUP CEO, JULY 28, 2020[4]

1. The "Foley Network" is comprised of numerous public companies, SPACs and private investment firms where Foley exerts significant influence, including Black Knight, Cannae, Dun & Bradstreet, FNF and Trasimene Capital, among many others
2. "City of Miami General Employees and Sanitation Employees Retirement Trust vs. William P. Foley II, No. 2020-0650, Delaware Chancery Court (Wilmington)"
3. Feeley, Jef. "Fidelity National's Chairman Sued Over Buyout of Firm He Controlled." Bloomberg, August 10, 2020
4. Permission to use quotes neither sought nor obtained

©2020 CoreLogic, Inc. All Rights Reserved.

24

We Have Assembled A Fit-For-Purpose Board To Oversee Our Continued Execution and Evaluate All Pathways to ValueWe Have Assembled A Fit-For-Purpose Board To Oversee Our Continued Execution and Evaluate All Pathways to Value

Our Board Has Substantial M&A Experience

Director	M&A experience
 **Paul F. Folino (C)**, *Former Chairman & CEO, Emulex*	Microsemi $9.9bn sale to Microchip; Microsemi $392mm acquisition of Actel; Microsemi $349mm acquisition of Vitesse; Emulex $295mm acquisition of Vixel; Lantronix $23mm acquisition of Intrinsyc
 **Frank D. Martell**, *President & CEO, CoreLogic*	CoreLogic $661mm acquisitions of DataQuick / MSB; CoreLogic $475mm acquisition of FNC; CoreLogic $120mm acquisition of a la mode; CoreLogic $64mm acquisition of Symbility; CoreLogic $45mm Collateral Solutions sale to PAI; CoreLogic $25mm acquisition of Myriad; CoreLogic $13mm acquisition of HomeVisit
 **Douglas C. Curling**, *Principal & Managing Director, New Kent Capital*	ChoicePoint Precision Marketing $4.0bn sale to Reed Elsevier
 **John C. Dorman**, *Former Chairman & Interim CEO, Online Resources*	Digital Insight $1.3bn sale to Intuit; Digital Insight $396mm acquisition of Front Security; Online Resources $127mm sale to ACI; Treasury Services Corporation $120mm sale to Oracle
 **Vikrant Raina**, *Partner, BV Investment Partners*	reimagine sale to dynata; acquisition of Sharpline; bv acquisition of EDCO; bv majority stake acquisition of riskinternational
 **Jaynie Miller Studenmund**, *Former COO, Overture Services*	Pinnacle Entertainment $5.6bn sale to Penn National Gaming; aQuantive $5.2bn sale to Microsoft; Pinnacle Entertainment $2.7bn acquisition of Ameristar; LifeLock $2.1bn sale to Symantec; Pinnacle Entertainment $1.9bn sale to Gaming & Leisure Properties; Pacific Premier Bancorp $977mm acquisition of Opus Bank
 **David F. Walker**, *Former Partner, Arthur Andersen*	Paradyne $141mm sale to Zhone

©2020 CoreLogic, Inc. All Rights Reserved.

25

CoreLogic

Our Directors' Expertise Aligns with Our Long-Term Strategy

Director	Public Company CEO / CFO / COO	Insurance / Real Estate / Technology	Financial / M&A	Private Equity / Investing
Paul F. Folino	✓	✓	✓	
Frank D. Martell	✓	✓	✓	✓
J. David Chatham		✓	✓	✓
Douglas C. Curling	✓	✓	✓	✓
John C. Dorman	✓	✓	✓	✓
Claudia Fan Munce		✓	✓	✓
Thomas C. O'Brien	✓	✓		✓
Vikrant Raina		✓	✓	✓
J. Michael Shepherd	✓	✓		
Jaynie Miller Studenmund	✓	✓	✓	
David F. Walker		✓	✓	
Pamela H. Patenaude		✓		
	7 of 12 Directors	12 of 12 Directors	9 of 12 Directors	7 of 12 Directors

©2020 CoreLogic, Inc. All Rights Reserved.

26

CoreLogic

CoreLogic's Board has Overseen the Transformation Into A Data & Technology Powerhouse

A History of Executing Transactions to Drive Shareholder Value

Acquisitions

2013 – 2017

- **July 2013:** Acquired MSB, DataQuick Information and the credit / flood services operations of DataQuick Lender Solutions
- **December 2015:** Acquired FNC, provider of real estate collateral IT
- **August 2017:** Acquired Clareity, Mercury Network and Myriad

2018 – Present

- **February 2018:** Acquired eTech
- **April 2018:** Acquired a la mode technologies
- **December 2018:** Acquired HomeVisit and Symbility
- **September 2019:** Acquired National Tax Search

Divestitures

2013 – 2017

- **December 2013:** Exited AMPS (Default Services) Segment

2018 – Present

- **December 2018:** Announced accelerated AMC transformation
- **September 2019:** Exited loan origination software unit and default management platforms

©2020 CoreLogic, Inc. All Rights Reserved.

27

Our Board Plays a Critical Role in Oversight

Shareholder-friendly Governance…	…Coupled With Strong, Regular Oversight
Independent Chairman	✓ **Committed to annual self-evaluations for the Board and each of its committees**
Annually-elected directors	✓ **Independent Board (11 of 12 independent directors)**
Shareholders may act by written consent	✓ **Four new independent directors added in the past three years**
Shareholders can call special meetings	✓ **Fully independent Audit, Compensation and Nominating and Corporate Governance Committees**
Opted out of Section 203 of Delaware General Corporation Law	✓ **The Board regularly holds executive sessions without management team members present**
Majority voting standard	✓ **CoreLogic Board is held responsible for overseeing key business risks and regulating management processes**
Compensation correlated with performance – CEO pay was 0.87x the peer median	
Short-term shareholder rights plan	

©2020 CoreLogic, Inc. All Rights Reserved.

28

CoreLogic

Our Board is Independent, Diverse and Engaged

Strong Board and management team that regularly bring in new perspectives, and who have proven track records of success in their prior roles

Paul F. Folino (C)
Former Chairman & CEO, Emulex



- Significant expertise in information technology and intellectual property
- Strong executive background
- Extensive public director experience

Frank D. Martell
President & CEO, CoreLogic



- Internal executive leadership capacities for 8+ years
- Intimate knowledge of Company culture, operations, strategy, financial and competitive position

J. David Chatham
President & CEO, Chatham Holdings



- Significant experience in real estate with deep understanding of mortgage, valuation and appraisal businesses and residential and commercial real estate markets
- Broad executive and board experience

Douglas C. Curling
Principal & Managing Director, New Kent Capital



- Operational background and board experience with deep knowledge of operating a publicly traded data business, the insurance industry, data monetization and growth strategies

John C. Dorman
Former Chairman & Interim CEO, Online Resources



- Valuable insights on operational, technology and growth strategies, the financial innovation space and board logistics as prior CEO of a technology service provider during rapid growth and expansion

Claudia Fan Munce
Venture Advisor, New Enterprise Associates



- Certified as a cybersecurity oversight director by the NACD
- Experience in identifying emerging technologies and helping firms advance growth via technology, innovation and strategy

Thomas C. O'Brien
Former President & CEO, Insurance Auto Auctions



- Valued management insights from prior CEO experience
- Leadership skills, board experience and background in corporate governance

Pamela H. Patenaude
Former Deputy Secretary, U.S. Department of Housing and Urban Development



- Relevant insight and expertise from a career focused on housing policy and community development

Vikrant Raina
Partner, BV Investment Partners



- Experience in identifying emerging technologies and helping firms advance growth
- Knowledge of technology and data services, business services, risk management and investment strategies

J. Michael Shepherd
Chairman and Former President & CEO, Bank of the West



- Unique perspective via combination of former public service, regulatory and financial housing policy experience, as well as top-tier commercial and retail banking leadership

Jaynie Miller Studenmund
Former COO, Overture Services



- Executive operating experience with fast growing, innovative companies
- Extensive public director experience

David F. Walker
Former Partner, Arthur Andersen



- CPA and certified fraud examiner with extensive experience in public accounting and on corporate boards
- Expertise in financial reporting, controls and risk management

Four Recent Additions to Board

(C) = Independent Chairman

©2020 CoreLogic, Inc. All Rights Reserved.

29

Despite Senator/Cannae’s Best Efforts to Portray Otherwise, CoreLogic Has Engaged & Evaluated The Proposal in Good Faith § Members of our Board and management met with Senator/Cannae to understand their position on CoreLogic and whether we could address the value and certainty issues with the proposal – At their request, we discussed the value drivers behind our numbers that we have publicly disclosed – We also asked them questions about their proposal and to tell us about their committed sources of equity, which they refused to provide – Senator/Cannae, on the other hand, never engaged with CoreLogic about a potential transaction before launching their hostile proposal § Senator/Cannae continue to request further due diligence despite our release of multi-year forecasts and substantial detail for all shareholders – CoreLogic essentially provided what Senator/Cannae have asked for by publicly releasing multi-year guidance to all of our shareholders, including: – Multi-year financial forecasts – Information about planned divestitures, including implied margin for the pro forma company – Further details into the ongoing diversification of our revenue mix § After Senator/Cannae threatened to solicit consents to call a special meeting, the CoreLogic Board proactively scheduled the Special Meeting to put this issue to a vote by all our shareholders § It is clear to us that Senator/Cannae’s recent $1 price increase was not a serious response to our request that they offer a price that ascribes appropriate value for CoreLogic shareholders before we provide detailed diligence to a close competitor ©2020 CoreLogic, Inc. All Rights Reserved. 30Despite Senator/Cannae’s Best Efforts to Portray Otherwise, CoreLogic Has Engaged & Evaluated The Proposal in Good Faith § Members of our Board and management met with Senator/Cannae to understand their position on CoreLogic and whether we could address the value and certainty issues with the proposal – At their request, we discussed the value drivers behind our numbers that we have publicly disclosed – We also asked them questions about their proposal and to tell us about their committed sources of equity, which they refused to provide – Senator/Cannae, on the other hand, never engaged with CoreLogic about a potential transaction before launching their hostile proposal § Senator/Cannae continue to request further due diligence despite our release of multi-year forecasts and substantial detail for all shareholders – CoreLogic essentially provided what Senator/Cannae have asked for by publicly releasing multi-year guidance to all of our shareholders, including: – Multi-year financial forecasts – Information about planned divestitures, including implied margin for the pro forma company – Further details into the ongoing diversification of our revenue mix § After Senator/Cannae threatened to solicit consents to call a special meeting, the CoreLogic Board proactively scheduled the Special Meeting to put this issue to a vote by all our shareholders § It is clear to us that Senator/Cannae’s recent $1 price increase was not a serious response to our request that they offer a price that ascribes appropriate value for CoreLogic shareholders before we provide detailed diligence to a close competitor ©2020 CoreLogic, Inc. All Rights Reserved. 30

ConclusionConclusion

CoreLogic

Our Board has Determined That Senator/Cannae's Proposal Is Not in Shareholders' Best Interests

CoreLogic is a leading information services company delivering its strongest year ever in 2020, with line-of-sight to continued growth and profitability which should merit further valuation enhancements

- In 2020, our best year ever, we expect to deliver revenue growth of 14%[1], adjusted EBITDA[2] growth of 25%[1] and ~300bps of adjusted EBITDA[2] margin expansion to 32%[1]
- In 2021, 2022 and beyond we expect ~5% organic growth, further margin expansion and continued shift in business mix beyond mortgage-dependent revenue
- As additional quarters bear out the durability of our transformation, we expect the market will rerate our multiple to become more in line with the multiples of other leading information services providers

Our Board believes Senator/Cannae's proposal, by ignoring CoreLogic's transformation, demonstrably robust earnings power, increased 2020 guidance and strong multi-year outlook, significantly undervalues CoreLogic

- Simply applying Senator/Cannae's initial proposed 13.4x multiple to our increased 2020 adjusted EBITDA[2] guidance implies a value in the ~$83 - ~$85 range
- At our forward multiple of ~11.3x, just before Senator / Cannae publicly announced their proposal, the implied stock price based on our current FY 2020 guidance results in a price in the ~$67 - ~$69 range — without giving effect to any takeover premium, our increased long-term growth and margins or our significant share repurchase commitment
- Accounting for our strong growth prospects, which are not reliant on mortgage cyclicality (~95% recurring revenue), should merit further valuation enhancements
- Research analysts have noted our potential for near-term multiple expansion – the lowest multiple among peers is 15.8x[3], and recent deals in the sector further justify a higher multiple

CoreLogic's Board is highly qualified to evaluate all strategic alternatives, including this proposal

Unlike CoreLogic's Board – which is committed to delivering value to shareholders by considering all viable pathways – it is our view that Senator/Cannae's nominees, who were hand-picked by the group attempting to buy CoreLogic for the lowest possible price, lack the experience to evaluate all strategic alternatives

PROTECT THE VALUE OF YOUR INVESTMENT – A VOTE AGAINST REMOVAL OF THE CORELOGIC DIRECTORS IS IN YOUR BEST INTERESTS

1. 2020 forecast based on midpoint of guidance ranges; forecasts exclude impact of planned divestitures of existing businesses; 2019 adjusted to exclude impact of previously announced business exits (AMC transformation and exit of non-core units), which have no 2020 counterpart
2. For the definition of adjusted EBITDA, see "Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures" on page 1
3. FactSet as of 9/18/20; based on consensus estimates; 2019 revenue adjusted to exclude impact of previously announced business exits (AMC transformation and exit of non core units); peers include CoStar, Dun & Bradstreet, Equifax, Experian, Fair Isaac, IHS Markit, RELX, Thomson Reuters, TransUnion, Verisk, Wolters Kluwer; lowest multiple of 15.8x based on Wolters Kluwer

©2020 CoreLogic, Inc. All Rights Reserved.

31

AppendixAppendix

CoreLogic Consolidated Historical Results ( $ in m illions, unaudited) Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Net Incom e/( Loss) f rom Continuing $ 30.8 $ 64.8 $ 28.4 $ 58.5 $ 22.5 $ 13.0 $ 1.7 $ (5.5) $ 40.5 $ 30.1 $ 33.8 $ 59.0 Operations Income Taxes 1 1.7 (18.6) (0.6) 1 8.3 20.8 7.8 0.9 (14.9) 14.7 8 .7 1 3.1 22.0 Share-based Compensation 8.6 6 .3 8.7 1 1.1 9 .8 7 .6 9 .9 7 .9 9.1 9 .4 8 .1 1 3.8 Non-Operating Losses/(Gains) 2 3.5 (2.0) 0.9 (2.8) (1.4) (16.5) 2 .5 17.9 (1.2) 7.0 3 .3 (6.2) Efficiency Investments and other 1.1 0.0 0 .5 4 .7 6.6 9.2 1 3.0 1 2.6 6.4 7.6 5 .0 6 .7 Transaction Costs 1.0 2 .1 2 .0 2.6 2 .1 4 .6 1 .7 1 .9 1.7 1 .9 2.5 (2.5) Depreciation and Amortization 45.3 46.1 46.1 47.4 4 8.5 50.0 4 9.2 47.1 4 5.7 4 5.7 4 6.8 4 6.7 Impairment Loss - - - - - 7.6 - 4 7.8 0 .1 - - 1.2 Interest Expense 16.3 1 7.8 17.2 1 8.8 19.1 19.0 18.7 19.2 1 9.5 18.7 17.8 17.6 Amortization of Acquired Software (Equity 0.3 0 .2 0 .2 0.2 0 .2 0.2 0.1 0.1 0.1 0.1 - - in earnings of Affliates) Adjusted EBITDA $ 138.7 $ 116.7 $ 103.4 $ 158.8 $ 128.3 $ 102.5 $ 97.8 $ 133.9 $ 136.6 $ 129.2 $ 130.4 $ 158.2 ©2020 CoreLogic, Inc. All Rights Reserved. 32CoreLogic Consolidated Historical Results ( $ in m illions, unaudited) Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Net Incom e/( Loss) f rom Continuing $ 30.8 $ 64.8 $ 28.4 $ 58.5 $ 22.5 $ 13.0 $ 1.7 $ (5.5) $ 40.5 $ 30.1 $ 33.8 $ 59.0 Operations Income Taxes 1 1.7 (18.6) (0.6) 1 8.3 20.8 7.8 0.9 (14.9) 14.7 8 .7 1 3.1 22.0 Share-based Compensation 8.6 6 .3 8.7 1 1.1 9 .8 7 .6 9 .9 7 .9 9.1 9 .4 8 .1 1 3.8 Non-Operating Losses/(Gains) 2 3.5 (2.0) 0.9 (2.8) (1.4) (16.5) 2 .5 17.9 (1.2) 7.0 3 .3 (6.2) Efficiency Investments and other 1.1 0.0 0 .5 4 .7 6.6 9.2 1 3.0 1 2.6 6.4 7.6 5 .0 6 .7 Transaction Costs 1.0 2 .1 2 .0 2.6 2 .1 4 .6 1 .7 1 .9 1.7 1 .9 2.5 (2.5) Depreciation and Amortization 45.3 46.1 46.1 47.4 4 8.5 50.0 4 9.2 47.1 4 5.7 4 5.7 4 6.8 4 6.7 Impairment Loss - - - - - 7.6 - 4 7.8 0 .1 - - 1.2 Interest Expense 16.3 1 7.8 17.2 1 8.8 19.1 19.0 18.7 19.2 1 9.5 18.7 17.8 17.6 Amortization of Acquired Software (Equity 0.3 0 .2 0 .2 0.2 0 .2 0.2 0.1 0.1 0.1 0.1 - - in earnings of Affliates) Adjusted EBITDA $ 138.7 $ 116.7 $ 103.4 $ 158.8 $ 128.3 $ 102.5 $ 97.8 $ 133.9 $ 136.6 $ 129.2 $ 130.4 $ 158.2 ©2020 CoreLogic, Inc. All Rights Reserved. 32

Reconciliation of Adjusted EPS Historical Results ( per share, unaudited) Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Net Incom e/( Loss) f rom Continuing $ 0.36 $ 0.78 $ 0.34 $ 0.71 $ 0.27 $ 0.16 $ 0.02 $ (0.07) $ 0.50 $ 0.37 $ 0.42 $ 0.73 Operations Share-based Compensation 0.10 0.08 0 .10 0 .13 0 .12 0.09 0 .12 0.10 0 .11 0 .12 0.10 0.17 Non-Operating Losses/(Gains) 0.28 (0.02) 0.01 (0.03) (0.02) (0.20) 0 .03 0 .22 (0.02) 0.09 0 .04 (0.08) Efficiency Investments and other 0.01 - 0.01 0.06 0 .08 0.11 0 .16 0 .15 0.08 0 .09 0.06 0 .08 Transaction Costs 0 .01 0 .02 0.02 0.03 0.03 0 .06 0 .02 0 .02 0.02 0 .02 0 .03 (0.03) Depreciation and Amortization 0 .21 0.22 0.22 0 .23 0 .24 0 .24 0 .24 0.23 0.21 0 .21 0.21 0 .21 Amortization of Acquired Software (Equity - - - - - - - - - - - - in earnings of Affliates) Impairment Loss - - - - - 0 .09 - 0 .59 - - - 0 .02 (1) Income Tax Effect (0.25) (0.53) (0.18) (0.13) - (0.07) (0.14) (0.45) (0.08) (0.13) (0.10) (0.08) Adjusted EPS $ 0.72 $ 0.55 $ 0.52 $ 1.00 $ 0.72 $ 0.48 $ 0.45 $ 0.79 $ 0.82 $ 0.77 $ 0.76 $ 1.02 1. Reflects the income tax effect on adjustments and the differential impact on assumed tax rate and effective tax rate. ©2020 CoreLogic, Inc. All Rights Reserved. 33Reconciliation of Adjusted EPS Historical Results ( per share, unaudited) Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Net Incom e/( Loss) f rom Continuing $ 0.36 $ 0.78 $ 0.34 $ 0.71 $ 0.27 $ 0.16 $ 0.02 $ (0.07) $ 0.50 $ 0.37 $ 0.42 $ 0.73 Operations Share-based Compensation 0.10 0.08 0 .10 0 .13 0 .12 0.09 0 .12 0.10 0 .11 0 .12 0.10 0.17 Non-Operating Losses/(Gains) 0.28 (0.02) 0.01 (0.03) (0.02) (0.20) 0 .03 0 .22 (0.02) 0.09 0 .04 (0.08) Efficiency Investments and other 0.01 - 0.01 0.06 0 .08 0.11 0 .16 0 .15 0.08 0 .09 0.06 0 .08 Transaction Costs 0 .01 0 .02 0.02 0.03 0.03 0 .06 0 .02 0 .02 0.02 0 .02 0 .03 (0.03) Depreciation and Amortization 0 .21 0.22 0.22 0 .23 0 .24 0 .24 0 .24 0.23 0.21 0 .21 0.21 0 .21 Amortization of Acquired Software (Equity - - - - - - - - - - - - in earnings of Affliates) Impairment Loss - - - - - 0 .09 - 0 .59 - - - 0 .02 (1) Income Tax Effect (0.25) (0.53) (0.18) (0.13) - (0.07) (0.14) (0.45) (0.08) (0.13) (0.10) (0.08) Adjusted EPS $ 0.72 $ 0.55 $ 0.52 $ 1.00 $ 0.72 $ 0.48 $ 0.45 $ 0.79 $ 0.82 $ 0.77 $ 0.76 $ 1.02 1. Reflects the income tax effect on adjustments and the differential impact on assumed tax rate and effective tax rate. ©2020 CoreLogic, Inc. All Rights Reserved. 33